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                                                                     EXHIBIT 1.1

NUMBER                         QUEPASA.COM, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


THIS CERTIFIES THAT


IS THE OWNER OF


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF
                                QUEPASA.COM, INC.

TRANSFERABLE ONLY ON THE BOOKS OF THE COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE SUBJECT TO ALL THE PROVISIONS OF THE ARTICLES OF INCORPORATION, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREBY ASSENTS.

     IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND THE FACSIMILE SEAL OF THE COMPANY TO BE DULY AFFIXED HERETO.

THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

DATED:


                                    QUEPASA.COM,INC.
                                      [CORPORATE SEAL]
                                        NEVADA

SECRETARY                                                             PRESIDENT

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
370 - 17TH STREET, SUITE 2350, DENVER, COLORADO 80202 BY
   -----------------------------------
   TRANSFER AGENT AUTHORIZED SIGNATURE




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                                QUEPASA.COM, INC.
                         CORPORATE STOCK TRANSFER, INC.




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  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM   -- as tenants in common
   TEN ENT   -- as tenants by the entireties
   JT TEN    -- as joint tenants with right of survivorship and not as
                tenants in common

UNIF GIFT MIN ACT --                      Custodian for
                     --------------------               ------------------
                           (Cust.)                            (Minor)
                     under Uniform Gifts to Minors

                     Act of
                            ----------------------------------------------
                                              (State)

   Additional abbreviations may also be used though not in the above list.

For value received                       hereby sell, assign and transfer unto
                   ---------------------

                           PLEASE INSERT SOCIAL SECURITY OR OTHER
                              IDENTIFYING NUMBER OF ASSIGNEE
                           --------------------------------------

                           --------------------------------------

               Please print or type name and address of assignee

     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     --------------------------------------------------------------------Shares
     of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

     Dated                  19
           ----------------    -----------


SIGNATURE GUARANTEED:                           X
                                                 -----------------------------

                                                X
                                                 -----------------------------

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.